UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Precision Optics Corporation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2022 Annual Shareholders’ Meeting and Proxy Statement	Friday, April 8, 2022 at 10 a.m. EDT

Meeting Held at:

DoubleTree by Hilton Hotel Leominster

99 Erdman Way

Leominster, MA 01453

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22 East Broadway

Gardner, MA 01440

(978) 630-1800

February 14, 2022

Dear Fellow Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of Precision Optics Corporation, Inc. The meeting will be held at 10 a.m. local time on Friday, April 8, 2022, at the DoubleTree by Hilton Hotel Leominster located at 99 Erdman Way, Leominster, MA 01453.

The formal Notice of the 2022 Annual Meeting and Proxy Statement has been made a part of this invitation.

Through careful evaluation of this Proxy Statement, you can help us to achieve these goals and shape our future.

Whether or not you attend the Annual Meeting, it is important that your shares are represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting: The Proxy Statement, form of proxy, Annual Report on Form 10-K for the year ended June 30, 2021 and related materials are available at www.edocumentview.com/PEYE, by using the QR codes at the end of this document, or by contacting our Investor Relations department through email at blum@lythampartners.com or by calling (602) 889-9670.

The Board of Directors and our Company management look forward to seeing you at the Annual Meeting.

Thank you.

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NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

Friday, April 8, 2022

DoubleTree Hotel Leominster

99 Erdman Way, Leominster, MA 01453

We are pleased to invite you to join our Board of Directors, senior leadership and other shareholders for our 2022 Annual Meeting of Precision Optics Corporation, Inc. shareholders. The meeting will be held at the DoubleTree Hotel Leominster, located at 99 Erdman Way, Leominster, MA 01453, at 10:00 a.m. local time on Friday, April 8, 2022. The purposes of the meeting are:

•	To elect one Class I Director, Peter H. Woodward, nominated by our Board of Directors, to serve until the 2025 Annual Meeting of Shareholders;
•	To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2021;
•	To vote on a non-binding, advisory resolution to establish the frequency of future advisory shareholder votes to approve the compensation of our Named Executive Officers;
•	To ratify the appointment of Stowe & Degon, LLC as our independent registered public accounting firm for the year ending June 30, 2022;
•	To approve our 2022 Equity Incentive Plan;
•	To approve a reverse stock split of our common stock at a ratio in the range of 1:1.5 to 1:3; and
•	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors has set February 11, 2022 as the record date for the Annual Meeting. This means that only shareholders of record of Precision Optics as of the close of business on that date are entitled to receive notice of the meeting; and vote at the meeting and any adjournment or postponement of the meeting.

For ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 22 East Broadway, Gardner, MA 01440.

This Proxy Statement, form of proxy and our Annual Report for the year ended June 30, 2021 are available online at www.edocumentview.com/PEYE or by using the QR codes at the end of this document. You can also access these materials by contacting our Investor Relations Department by email at blum@lythampartners.com or by calling (602) 889-9670.

By Order of the Board of Directors,

___________________

Daniel S. Habhegger

Secretary and Chief Financial Officer

Your Vote is Important to us. Regardless of whether you plan to attend, we urge all shareholders to vote on the matters described in the accompanying Proxy Statement we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

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PROXY SUMMARY

General Voting and Meeting Information

The Notice and Access cards detailing the availability of this Proxy Statement and proxy card are first mailed to shareholders on or about February 25, 2022, and all proxy documents will be made available via www.edocumentview.com/PEYE. It is important that you carefully review the proxy materials, and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person please vote as soon as possible by using one of the following advance voting methods. Make sure to have your notice card, proxy card or voting instruction form in hand and to follow the instructions.

You can vote in advance through one of three ways:

Via the Internet* – Visit the website listed on your notice card, proxy card or voting instruction form.

By Telephone* – Call the telephone number listed on your notice card, proxy card or voting instruction form.

By Mail – If you are a shareholder of record and have received a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions in the notice. Then sign, date, and return your proxy card/voting instruction form in the enclosed envelope.

*	If you are a beneficial owner you may vote via the Telephone or Internet, if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a shareholder of record, Precision Optics will include instructions on how to vote via Internet or Telephone directly on your notice or proxy voting card.

Voting at the Annual Meeting

Shareholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy. Even if you plan to attend the Annual Meeting in person, we strongly recommend that you submit your proxy or voting instructions or vote by Telephone or the Internet prior to the meeting so that your vote will be counted, if you later decide not to attend the Annual Meeting.

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Voting Matters and Board Recommendations

Shareholders are being asked to vote on the following matters at the 2022 Annual Meeting: Proposal	Recommended Vote

PROPOSAL 1 - Election of Directors	FOR

Election of one Class I director nominee, Peter H. Woodward. The Board believes that the nominee’s knowledge, skills, and abilities will positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominee unless you instruct otherwise.

PROPOSAL 2 - Advisory Vote to Approve Executive Compensation	FOR

The Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2021. Precision Optics has designed its compensation programs to reward and motivate employees to continue to grow the Company. The Board of Directors takes shareholder views seriously and will take into account the advisory vote in future executive compensation decisions. Your proxy holder will vote your shares FOR the approval of the executive compensation paid to our Named Executive Officers unless you instruct otherwise.

PROPOSAL 3 – Advisory Vote on Frequency of Say-on-Pay

This proposal gives our shareholders the opportunity to cast an advisory, non-binding vote, in accordance with Section 14A of the Exchange Act, on how often we should include advisory say-on-pay votes (that is, votes similar to Proposal 2 in this proxy statement) in our proxy materials for our future annual shareholders’ meetings or any special shareholders’ meeting for which we must include Named Executive Officer compensation information in the proxy materials. Shareholders may vote their preference to have future advisory say-on-pay votes once every year, once every two years, or once every three years. If you have no preference, you may choose to abstain from voting on this proposal. The Board believes that holding an annual advisory say-on-pay vote is the most appropriate option for our company because it will allow our shareholders to provide us with their input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement on a timely basis. The Board therefore recommends shareholders vote “1 Year” for this Proposal.	1 Year

PROPOSAL 4 - Ratification of Independent Registered Public Accounting Firm	FOR

Stowe & Degon LLC has been appointed as the Company’s independent registered public accounting firm for the year ending June 30, 2022. The Board believes that retention of the firm is in the best interests of the Company and its shareholders. Accordingly, your proxy holder will vote your shares FOR the ratification of the appointment of Stowe & Degon LLC as our independent registered public accounting firm unless you instruct otherwise.

PROPOSAL 5 – Approval of 2022 Equity Incentive Plan	FOR

The Board has adopted and seeks approval of the 2022 Equity Incentive Plan which is outlined below and attached hereto as Appendix B. Accordingly, your proxy holder will vote your shares FOR the 2022 Equity Incentive Plan unless you instruct otherwise.

PROPOSAL 6 – Reverse Stock Split	FOR

To approve an amendment to our Articles of Organization, as amended, and to authorize the Company’s Board of Directors, if in their judgment it is necessary, to effect a Reverse Stock Split of the Company’s issued and outstanding common stock, $0.01 par value per share, at a ratio in the range of 1:1.5 to 1:3, such ratio to be determined in the discretion of the Company’s Board of Directors. Accordingly, your proxy holder will vote your shares FOR the authorization of the Board to effect a Reverse Stock Split of the Company’s common stock unless you instruct otherwise.

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Questions and Answers

1.        What is a proxy statement, what is a proxy and how does it work?

A proxy statement is a document that the U.S. Securities and Exchange Commission requires us to give you when we ask you to sign a proxy card designating someone other than you to vote the stock you own. The written document you sign indicating who may vote your shares of common stock is called a proxy card and the person you designate to vote your shares is called a proxy. The Board of Directors is asking to act as your proxy. By signing and returning to us the proxy card you are designating us as your proxy to cast your votes at the Annual Meeting. We will cast your votes as you indicate on the proxy card.

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

2.        Who is entitled to vote at the Annual Meeting?

Only shareholders who were Precision Optics Corporation, Inc. shareholders of record at the close of business on February 11, 2022, or the Record Date, may vote at the Annual Meeting of Shareholders. As of the close of business on the Record Date, there were 16,764,985 shares of our common stock outstanding. Each shareholder is entitled to one vote for each share of our common stock held as of the Record Date.

3.        What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with Precision Optics’ transfer agent, Computershare, Inc., you are considered, with respect to those shares, a shareholder of record. As a shareholder of record, we will send you a Notice Regarding the Availability of Proxy Material for the Annual Meeting.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of your shares of common stock. The Notice Regarding the Availability of Proxy Material for the Annual Meeting has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the proxy materials.

4.        What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a notice card, proxy card or voting instruction form for each account. Please vote each proxy card or voting instruction form you receive using one of the voting methods outlined elsewhere in this proxy statement.

5.        What proposals will be voted on at the 2022 Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•	Elect one Class I director, Peter H. Woodward, nominated by the Board of Directors, to serve until the 2025 Annual Meeting or until a successor is duly elected and qualified;

•	Approve on an advisory basis, of the compensation paid to our Named Executive Officers, or the Say-on-Pay Proposal;

•	Establish the frequency of future Say-on-Pay Proposals on an advisory basis;

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•	Ratify the appointment of Stowe & Degon LLC as our independent public accounting firm for the year ending June 30, 2022;

•	Approve the Precision Optics Corporation 2022 Equity Incentive Plan; and

•	Authorize the Board of Directors to effect a reverse-stock split of our issued and outstanding common stock at a ratio in the range of 1:1.5 to 1:3.

6.        What are the Board’s recommendations?

Our Board recommends that you vote:

•	“FOR” Proposal No. 1 to elect one Class I director nominee, Peter H. Woodward, nominated by the Board of Directors, to serve until the 2025 Annual Meeting or until a successor is duly elected and qualified;

•	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2021;

•	“1 Year” on Proposal No. 3, to establish the frequency of the Say-on-Pay Proposal;

•	“FOR” Proposal No. 4 to ratify the appointment of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2022;

•	“FOR” Proposal No. 5 to approve the Precision Optics Corporation, Inc. Equity Incentive Plan; and

•	“FOR” Proposal No. 6 to authorize the Board of Directors to effect a reverse-stock split of our issued and outstanding common stock at a ratio in the range of 1:1.5 to 1:3.

7.        Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for shareholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

8.        How will my shares be voted?

To designate how you would like to vote, fill out the proxy card or voting instruction form indicating how you would like your votes cast. If you do not specify how to vote, we will vote your shares as follows:

•	“FOR” Proposal No. 1 to elect one Class I director nominee, Peter H. Woodward;

•	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2021;

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•	“1 Year” on Proposal No. 3, the frequency of the Say-on-Pay proposal;

•	“FOR” Proposal No. 4 to ratify the appointment of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2022;

•	“FOR” Proposal No. 5, the Precision Optics Corporation, Inc. 2022 Equity Incentive Plan; and

•	“FOR” Proposal No. 6 to authorize the Board of Directors to effect a reverse-stock split of our issued and outstanding common stock at a ratio in the range of 1:1.5 to 1:3.

9.         Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary, at Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440, a written notice of revocation or deliver a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

10.        What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a nominee holding shares of common stock for a beneficial owner, such as a bank or broker, does not vote on one or more proposals because the nominee does not have discretionary voting power on that matter, which is also referred to as holding shares in street name. Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 4 to ratify the appointment of our independent registered public accounting firm and Proposal No. 6 to authorize the Board of Directors to effect a reverse stock split. As a result, if you hold your shares in street name it is critical that you provide instructions to your bank or broker, if you want your vote to count in the election of directors and the advisory vote related to executive compensation.

11.        What constitutes a quorum?

A quorum is the minimum number of shareholders necessary to conduct the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 16,764,985 shares of our common stock outstanding. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for the purpose of determining the presence of a quorum.

12.        Is cumulative voting permitted for the election of directors?

No. Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote only the number of shares he or she owns for a single director candidate.

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13.        What is the vote required for a proposal to pass?

Proposal No. 1—Election of Directors: Shareholders may cast a vote “FOR” or “WITHHOLD” with regard to the election of directors. The affirmative vote of a plurality of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of the nominees. Thus, assuming a quorum is present at the Annual Meeting, the nominee who receives the most affirmative votes will be elected as Class I director. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

Proposal No. 2—Say-on-Pay: Shareholders may cast a vote “FOR,” “AGAINST” or “ABSTAIN” on the Say-on-Pay proposal. Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Proposal No. 3—Frequency of Say-on-Pay: Shareholders may cast a vote for “1 Year,” “2 Years,” “3 Years” or “ABSTAIN” from voting on this proposal. Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Board values the opinions expressed by our shareholders and will take into account the outcome of this vote when considering the frequency of future advisory say-on-pay votes. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Proposal No. 4—Ratification of the Selection of our Independent Registered Public Accounting Firm: Shareholders may vote “FOR,” “AGAINST” or “ABSTAIN from ratifying our selection of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2022. The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to ratify our independent registered public accounting firm. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote. Because Proposal No. 4 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

Proposal No. 5—Approval of 2022 Equity Incentive Plan: Shareholders may cast a vote “FOR,” “AGAINST” or “ABSTAIN” from approving our 2022 Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares cast for this proposal is needed to approve the 2022 Equity Incentive Plan. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal No. 6—Reverse Stock Split: Shareholders may vote “FOR,” “AGAINST” or “ABSTAIN” from authorizing the Board of Directors to effect a reverse stock split of our issued and outstanding common stock. The affirmative vote of the holders of a majority of shares of common stock issued and outstanding is required to amend the Articles of Organization, as amended, to effect such reverse stock split. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote. Because Proposal No. 6 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

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GOVERNANCE

Proposal No. 1 – Election of Directors

Election of one Class I director nominee. The Board believes that the nominee’s knowledge, skills, and abilities would positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominee named below unless you instruct otherwise.

Directors and Nominees

As established by our Bylaws, our Directors are divided into three classes serving staggered three-year terms. Our Board currently consists of five directors:

	Name	Position with our Company	Director Since	Term Expires
Class I
	Peter H. Woodward	Chairman of the Board and Class I Director	2014	2025
Class II
	Andrew J. Miclot	Class II Director	2016	2026
	Peter V. Anania	Class II Director	2021	2026
Class III
	Joseph N. Forkey	Chief Executive Officer, President, Treasurer and Class III Director	2006	2027
	Richard B. Miles	Class III Director	2005	2027

What am I voting on?

Shareholders are being asked to elect one Class I director nominee for a three-year term. The following sections include information about all Directors, including Peter H. Woodward, this year’s nominee.

Required Vote

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of a plurality of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of the nominee. Thus, assuming a quorum is present at the 2022 Annual Meeting, the two nominee who receives the most affirmative votes will be elected as Class I director. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

The Board of Directors recommends a vote FOR the election of Class I Director, Peter H. Woodward.

Director Biographies and Qualifications

The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a Director of Precision Optics Corporation, Inc. are stated below.

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Class I Director with a Three-Year Term Ending with the 2025 Annual Meeting of Shareholders

Peter H. Woodward, age 48 – Chairman of the Board

Mr. Woodward was appointed to our Board effective July 9, 2014 and as chairman of the Board in connection with the sale and purchase agreement we entered into in July 2014. Mr. Woodward is the founder of MHW Capital Management, LLC, or MHW, a position he has held since September 2005. MHW specializes in large equity investments in public companies implementing operating strategies to significantly improve their profitability. From 1996 to 2005, Mr. Woodward was the Managing Director for Regan Fund Management, LLC. He served as the President and Chief Executive Officer and Director of Cartesian, Inc. from June 2015 to July 2018, and currently serves as Chairman of the Board and Chairman of the Audit Committee for TSS, Inc., and as the CEO of Innovative Power, LLC. Mr. Woodward holds a BA in economics from Colgate University and a Masters of International Affairs with a concentration in international economics and finance from Columbia University. He is also a Chartered Financial Analyst.

Class II Directors with a Three-Year Term Ending with the 2026 Annual Meeting of Shareholders

Andrew J. Miclot, age 65 – Director

Mr. Miclot was appointed to our Board on March 2, 2016. Mr. Miclot has more than 35 years of leadership experience with medical device suppliers and brings substantial global industry knowledge to our Company. From September 2020 to May 2021, Mr. Miclot was President of Electromedical Products International, Inc., a medical device company treating anxiety, insomnia, depression and pain. Mr. Miclot was the President and Vice Chairman and Director of WishBone Medical, Inc., a pediatric orthopedic company dedicated to the unmet needs of children suffering from orthopedic challenges from October 2017 to January 2019. He has been on the Indiana University Alumni Association Advisory Board since October 2016. From October 2015 to January 2018, Mr. Miclot served as President, CEO and Director of Micro Machine Co., a supplier of medical products for the orthopedic and spinal industries. Prior to joining Micro Machine Co., from May 2013 to September 2014, Mr. Miclot was Executive Vice President of MicroTechnologies, Inc., a medical device supplier. Mr. Miclot was General Manager and Senior Vice President of ArthroCare Corporation from June 2009 to March 2013. From January 2008 to March 2009, Mr. Miclot was President, CEO and Director of Ascension Orthopedics, Inc. He was Vice President of Marketing for the orthopedic global business unit at Orthofix, Inc. from April 2007 to January 2008, and from March 1994 to April 2007, he served as Senior Vice President with Symmetry Medical Inc., a medical device supplier and was also the Investor Relations Officer, after the NYSE IPO in December 2004 until April 2007. Mr. Miclot has a BA degree in Speech and Hearing and a MA degree in Audiology from Indiana University and an MBA from the Lake Forest Graduate School of Management, earned in 1991.

Peter V. Anania, age 66 – Director

On October 6, 2021, our Board appointed Mr. Peter V. Anania as a class II director for a three-year term or until his successor is duly elected or qualified. Peter V. Anania is President of Anania & Associates which he founded in 1987, and Anania & Associates Investment Company LLC, a private investment firm focused on privately held, Maine-based businesses which he founded in January 2008. Since November 2000, he serves as President and on the Board of Microwave Techniques LLC, Elmet Technologies, LLC and since December 2018 he serves on the board and audit committee of Alaris Holdings Ltd. He has served in operating and board positions of numerous private companies in which he has invested and performed management consulting services to non-portfolio companies. Mr. Anania served on the Windham Town Council from 2011 to 2014, board of the Windham Economic Development Corporation, Maine Heritage Policy Center (Chairman); is a current Corporator for Bangor Savings Bank; an Emeritus Board member of the Maine International Trade Center participating in trade missions to Korea, the United Kingdom, Brazil, Argentina, Taiwan, Singapore, Germany, the Netherlands and Mexico; and serves as a charter member of Maine's District Export Council helping small businesses expand their export sales. He previously served on the board of the USM Alumni Association, the Family Crisis Center, the United Way Allocation Committee and Raye’s Mustard Mill in Eastport. Mr. Anania has a B.A. from the University of Maine in marketing and management and an MBA from the University of Southern Maine.

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Class III Directors with a Three-Year Term Ending with the 2027 Annual Meeting of Shareholders

Joseph N. Forkey, age 53 – Chief Executive Officer, President, Treasurer and Director

Dr. Joseph N. Forkey has served as our Chief Executive Officer, President and Treasurer since February 8, 2011. Dr. Forkey has been a member of our Board of Directors since 2006. He served as our Chairman of our Board of Directors from February 2011 to July 2014. He served as our Executive Vice President and Chief Scientific Officer from April 2006 to February 2011, and held the position of our Chief Scientist from September 2003 to April 2006. Since joining us, he has been involved in general technical and management activities of our Company, as well as investigations of opportunities that leverage our newly developed technologies. Dr. Forkey holds B.A. degrees in Mathematics and Physics from Cornell University, and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University. Prior to joining us, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member. Dr. Forkey is a valuable member of our Board due to his depth of scientific, operating, strategic, transactional, and senior management experience in our industry. Additionally, Dr. Forkey has held positions of increasing responsibility at our Company and holds an intimate knowledge of our Company due to his longevity in the industry and with us.

Dr. Richard B. Miles, age 78 – Director

Professor Richard B. Miles was appointed to our Board of Directors in November 2005. He received his Ph.D. degree in Electrical Engineering from Stanford University in 1972 with a thesis on nonlinear optics. He was a member of the Mechanical and Aerospace Engineering faculty at Princeton University from 1972 until 2013, at which time he retired from his Princeton academic appointment and became Professor Emeritus and Senior Scholar. From 1980 to 1996 he served as Chairman of Engineering Physics at Princeton. In 2017 he joined Texas A&M University and was appointed TEES Eminent Professor of Aerospace Engineering. In 2019 he was named Distinguished University Professor and is currently the holder of the O’Donnell Foundation Chair V. He is a member of the National Academy of Engineering and a Fellow of the National Academy of Inventors. He serves on the Board of Directors of the Hertz Foundation and the Board of Trustees of Pacific University, Oregon and is a Fellow of the Optical Society of America (OSA) and the American Institute Aeronautics and Astronautics (AIAA). In 1997 he founded Plasma TEC, Inc, and currently serves as its CEO. Professor Miles is a valuable member of our Board due to his depth of scientific experience and familiarity with the field of our technologies, insight into the academic community, and familiarity with the latest developments and innovations in science and technology.

Board Meetings and Committees, Annual Meeting Attendance

Our Board of Directors held 6 meetings during fiscal year 2021, and in addition, took action from time to time by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such Director served on our Board of Directors and of the Committees on which such director served. We do not currently have any Board committees.

We do not have a policy that requires the attendance of directors at our Annual Meetings of Shareholders. We did not hold an annual meeting of stockholders in the prior year.

Director Independence, Related Person Transactions and Other Legal Information

Independent Directors

Standard for Independence — We determine independence using the definitions set forth in the Nasdaq Listing Rules and the rules under the Securities Exchange Act of 1934. These definitions define independence based on whether the director or a family member of the director has been employed by the Company in the past three years, how much compensation the director or family member of a director received, how much stock the director or family member of the director owns in the Company and whether the director or family member of the director is associated with the Company’s independent auditor.

The Board has determined that Messrs. Woodward, Miclot and Miles are independent as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

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Related Person Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of our Company. Our Board reviews all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Board. In carrying out this responsibility, the Board has determined that we have the following related party transactions.

Transactions with Stockholders Known by the Company to Own 5% or More of the Company’s Common Stock

At June 30, 2019, we had received payments for common stock subscriptions totaling $925,000 at $1.25 per share. On July 1, 2019 we received an additional $25,000 and closed the private placement on that date by issuing 760,000 unregistered common shares. The placement proceeds were used to partially fund the business acquisition of the Ross Optical division. In compliance with the registration rights agreement entered into with the investors, on October 29, 2019 we filed a registration statement for the shares with the Securities and Exchange Commission which became effective on November 22, 2019. Ms. Sandra Pessin acquired 200,000 shares in this placement for $250,000 or $1.25 per share, and at that time Ms. Pessin was an owner of more than 5% of our outstanding common stock.

On April 14, 2020 we sold 200,000 shares of common stock for cash at $1.25 per share or $250,000 to be used for general working capital needs. In compliance with the registration rights agreement entered into with the investors, on August 14, 2020 we filed a registration statement for the shares with the Securities and Exchange Commission which became effective on November 4, 2020. Hershey Strategic Capital, LP acquired 20,000 shares in this placement for $25,000 or $1.25 per share, and at that time Hershey Strategic Capital, LP was an owner of more than 5% of our outstanding common stock.

On October 4, 2021, we entered into agreements with investors for the sale and purchase of 937,500 shares of our common stock, $0.01 par value, at a purchase price of $1.60 per share. We received $1,500,000 in gross proceeds from the offering. The wife of our VP of sales and marketing Jeffrey Di Rubio participated in the private placement by purchasing 12,500 shares of common stock for $20,000.

Arrangements or Understandings between our Executive Officers or Directors and Others

There are no arrangements or understandings between our executive officers or directors and any other person pursuant to which he was or is to be selected as a director or officer.

Other Involvement in Certain Legal Proceedings

None of our directors have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors during the last ten years that we consider material to the evaluation of the ability and integrity of any director.

Information about Corporate Governance

Board Leadership Structure

Mr. Woodward has served as our Chairman of our Board of Directors since July 9, 2014. Dr. Forkey has been our Chief Executive Officer, President and Treasurer since February 8, 2011. Mr. Forkey manages the day-to-day affairs of our Company and leads the Board meetings. Our independent directors, Dr. Miles serves on our Board of Directors since November 2005, Mr. Miclot since March 2016 and Mr. Anania since October 2021. Our Board believes that having a majority of independent directors serves our Company well. The Board believes that its structure should be informed by the needs and circumstances of our Company, the Board, and our shareholders. With this in mind, the Board believes that its structure is currently serving our Company well, and intends to maintain this where appropriate and practicable in the future.

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Risk Oversight of Management

The Board of Directors oversees management regarding our Company’s risks. Our management keeps the Board of Directors apprised of significant risks facing our Company and the approach being taken to understand, manage and mitigate such risks. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board of Directors.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and appoints new directors to fill vacancies when they arise. The Board is responsible for the identification, evaluation, recruitment of qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Board selects nominees for director based on the nominee's character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. We do not have a formal diversity policy; however, the Board endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, technology and in other areas that are relevant to our activities.

The Board believes that nominees for director should have experience, such as those mentioned above, that may be useful to our Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Board believes it is appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Listing Rules. The Board also believes it is appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of shareholders, the Board identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Board determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Board will consider various candidates for Board membership, including those suggested by Board members, officers, employees, customers, vendors, by an executive search firm engaged by the Board or by shareholders.

The Board of Directors will consider candidates for director positions that are recommended by any of our stockholders. Any such recommendation should be provided to our Secretary. The recommended candidate should be submitted to us in writing addressed to our Secretary, c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, Massachusetts 01440. The recommendation should include the following information: name of candidate; address, phone and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our Board of Directors and stating why the candidate believes that he or she would be a valuable addition to our Board of Directors; a summary of the candidate’s work experience for the prior five years and the number of shares of our stock beneficially owned by the candidate.

The Board will evaluate the recommended candidate and shall determine whether or not to proceed with the candidate in accordance with our procedures. We reserve the right to change our procedures at any time to comply with the requirements of applicable laws.

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Shareholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, Massachusetts, 01440. Please include your name and address in the written communication and indicate whether you are a shareholder of Precision Optics. The Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Director Compensation

The following table sets forth cash amounts and the value of other compensation paid to our directors, but does not include the compensation of Dr. Joseph N. Forkey, our Chief Executive Officer, President, and Treasurer, as his compensation is reflected in the Summary Executive Compensation Table. During the fiscal year ended June 30, 2021, our Board of Directors determined that Dr. Joseph N. Forkey was our employee director and, therefore, would not earn any fees related to service on our Board.

Name of Director	Fees earned or paid in cash ($)		Option awards ($) (1)	Total ($)
Andrew J. Miclot	5,000		23,835	28,835
Richard B. Miles	5,000		23,835	28,835
Peter H. Woodward	40,000	(2)	35,753	75,753

_______________________

(1)	In December 2019 the Company’s board of directors approved annual grants of common stock options each year beginning in December 2019 of 20,000 and 30,000 options to each non-management board members and the Chairman, respectively. On November 16, 2020, 20,000 options to purchase the Company’s common stock were granted to Mr. Miclot and Dr. Miles and 30,000 to Mr. Woodward at an exercise price of $1.40 per share. The options are exercisable at the date of grant and expire on November 16, 2031.

(2)	Mr. Woodward serves as our Chairman. In March 2019 the Company’s board of directors approved the payment of $10,000 per quarter to Mr. Woodward for the greater time commitment required to perform the duties of Chairman of the Board.

As of June 30, 2021, the following stock options were outstanding for each of our directors: Andrew J. Miclot – 100,000, Dr. Richard B. Miles – 113,600, Peter H. Woodward – 150,000.

Narrative to Director Compensation Table

Under our director compensation plan, each non-management, non-Chairman board member shall receive $5,000 annually paid in quarterly amounts of $1,250. Per a special agreement, the Chairman of the Board, Mr. Woodward, receives $10,000 per quarter for the greater time commitment required to perform the duties of Chairman of the Board beginning retroactively for the quarter ended December 31, 2018. We also reimburse our directors for travel expenses.

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Executive Officers

Executive Officers’ Biographies and Qualifications

The biographies of our executive officers and certain information regarding each officer’s experience, attributes, skills and/or qualifications that led to the conclusion that the officer should be serving as an officer of Precision Optics are stated below.

Dr. Joseph Forkey, age 53 – President, Chief Executive Officer and Director

For Mr. Forkey’s biography, please refer to the section entitled “Director Biographies and Qualifications.”

Daniel S. Habhegger, age 52 – Chief Financial Officer

Mr. Habhegger started with us in September 2019 as Director of Finance. Prior to joining our Company, he was the Director of Financial Planning and Analysis of SmartBear Software, Inc. from 2015 to August 2019 and of AgaMatrix, Inc. from 2010 to 2015. From 2005 to 2009 he was the Chief Financial Officer of Weather Services International, now The Weather Company, where he led the implementation of the PeopleSoft financial system and the SalesLogix CRM solution and the financial due diligence for two large acquisitions. He earned his Bachelor of Science in Finance from Western International University in 1994 and a MBA in Global Management from the University of Phoenix in 2005.

Other Involvement in Certain Legal Proceedings

None of our executive officers have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any executive officer.

Executive Compensation

Named Executive Officers

This Proxy Statement contains information about the compensation paid to our Named Executive Officers, as defined by Item 402(m)(2) of Regulation S-K, during our fiscal year ended June 30, 2021. In accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

•	Joseph N. Forkey, Chief Executive Officer, President, Treasurer and Director;

•	Daniel S. Habhegger, Chief Financial Officer; and

•	Divaker Mangadu, President of Ross Optical Division.

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

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Role of the Board

The Board of Directors oversees and determines executive compensation and reviews our major compensation plans, policies and programs. All compensation for our Chief Executive Officer and our Chief Financial Officer is determined by the full Board of Directors, with the exception of the compensation for our Chief Executive Officer, Dr. Forkey, who recuses himself and does not participate in the determination or discussion of his own compensation. The Board is charged with the responsibility of reviewing the performance and establishing the total compensation of our Chief Executive Officer and our Chief Financial Officer on an annual basis. The Board often discusses compensation matters as part of regularly scheduled Board meetings. The Board administers our incentive plans, and is responsible for approving grants of equity awards under such plans. We believe that our Board adequately fulfilled its role in overseeing our compensation policies in the past.

Compensation Philosophy and Objectives

Due to the size of our Company, the performance of our Chief Executive Officer and our Chief Financial Officer directly affects all aspects of our results. Consequently, our compensation philosophy is to reward these executive officers for the achievement of short- and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term shareholder value. Also, to ensure that we are strategically and competitively positioned for the future, the Board has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow us to attract, motivate, and retain talented executive officers that contribute to our long-term success. The compensation of our Chief Executive Officer and Chief Financial Officer is comprised of cash compensation and long-term incentive compensation in the form of base salary, restricted stock and stock options with the possibility to earn bonuses.

Summary Compensation Table for the Years Ended June 30, 2021 and 2020

The following table sets forth all compensation for our fiscal years ended June 30, 2021 and 2020 awarded to, earned by, or paid to our Principal Executive Officer, our most highly compensated executive officer and our most highly compensated employee, all of which are referred to herein as the “Named Executive Officers.” No other executive officer earned over $100,000 in the last completed fiscal year.

Name and Principal Position	Year Ended June 30,	Salary ($)	Bonus ($)		Option Awards ($) (1)		Total ($)
Dr. Joseph N. Forkey Director, Chief Executive Officer, President and Treasurer	2021	250,000	0		190,909	(2)	440,909
	2020	235,385	0		0		235,385
Daniel S. Habhegger	2021	176,879	0		101,818	(3)	278,697
Chief Financial Officer, Secretary	2020	131,003	0		126,157	(4)	257,160
Divaker Mangadu	2021	140,000	40,000	(5)	31,818	(6)	211,818
President, Ross Optical Division	2020	140,000	40,000	(5)	115,496	(7)	295,496

_______________________

(1)	Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the Notes to our audited consolidated financial statements for the year ended June 30, 2021 set forth in our Annual Report on Form 10-K. These amounts do not represent the actual amounts paid to or realized by the directors during the fiscal years presented.

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(2)	We granted Dr. Forkey a stock option to purchase up to 150,000 shares of our common stock at an exercise price of $1.68 per share, the closing price of our common stock on June 4, 2021. 75,000 options vested on the date of grant, and provided Dr. Forkey remains eligible under the plan on the future vesting date, the remaining 75,000 options vest on June 4, 2022.

(3)	We granted Mr. Habhegger a stock option to purchase up to 80,000 shares of our common stock at an exercise price of $1.68 per share, the closing price of our common stock on June 4, 2021. 40,000 options vested on the date of grant, and provided Mr. Habhegger remains eligible under the plan on the future vesting date, the remaining 40,000 options vest on June 4, 2022.

(4)	We granted Mr. Habhegger a stock option to purchase up to 100,000 shares of our common stock at an exercise price of $1.42 per share, the closing price of our common stock on September 9, 2019. Provided Mr. Habhegger remains eligible under the plan on these dates, the options vest on September 9, 2020, 2021 and 2022 in amounts of 33,334, 33,333 and 33,333 options, respectively.

(5)	Represents performance bonus awards for the respective fiscal year.

(6)	We granted Mr. Mangadu a stock option to purchase up to 25,000 shares of our common stock at an exercise price of $1.68 per share, the closing price of our common stock on June 4, 2021. 12,500 options vested on the date of grant, and provided Mr. Mangadu remains eligible under the plan on the future vesting date, the remaining 12,500 options vest on June 4, 2022.

(7)	We granted Mr. Mangadu a stock option to purchase up to 100,000 shares of our common stock at an exercise price of $1.30 per share, the closing price of our common stock on September 5, 2019. Provided Mr. Mangadu remains eligible under the plan on these dates, the options vest on September 5, 2020, 2021 and 2022 in amounts of 33,000, 33,000 and 34,000 options, respectively.

Narrative to Summary Compensation Table

Named Executive Officer Employment Agreements

Agreement with Dr. Forkey

On July 27, 2018, our Board of Directors approved a new compensation agreement with our Chief Executive Officer, Dr. Joseph Forkey effective August 2, 2018. Pursuant to the agreement, we agreed to pay Dr. Forkey a base salary of $200,000 per year beginning retroactively on July 1, 2018. Effective October 1, 2019, our Board of Directors approved an increase of Dr. Forkey’s base salary to $250,000 per year. On August 2, 2018, we also granted Dr. Forkey a stock option to purchase up to 350,000 shares of our common stock at an exercise price of $0.73 per share. The options vested as follows: (i) one–half of the options vest if we achieved revenues of $1.5 million or higher for two consecutive fiscal quarters, based on the reported revenues in our Form 10-Ks or 10-Qs; and (ii) one-half of the options vested if our common stock was trading at $1.00 per share or higher for fifteen consecutive trading days. In the event of a change of control all unvested options will vest. As of June 30, 2020, all 350,000 options are vested. We also granted Dr. Forkey 300,000 shares of common stock at a rate of 50,000 shares per fiscal quarter retroactively starting January 1, 2017 and through the quarter ended June 30, 2018. As of June 30, 2020, all 300,000 of such shares have been issued to Dr. Forkey.

Agreement with Mr. Habhegger

Effective December 1, 2019, we entered into an employment agreement with Mr. Habhegger to serve as our Chief Financial Officer and Secretary pursuant to which we agreed to pay Mr. Habhegger a base salary of $170,000 per year. In the event that Mr. Habhegger is terminated within six months of a change of control he will receive six months’ notice or pay in lieu of notice at his then current salary rate. On November 30, 2021, our board of directors approved an increase of the base salary paid to our Chief Financial Officer and Secretary, Daniel S. Habhegger, from $170,000 per annum to $200,000 per annum. The increase is effective November 8, 2021. In addition, our board approved the grant of $20,000 in shares of the Corporation’s common stock on December 3, 2021, valued at the 10-day trailing closing day average.

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Agreement with Mr. Mangadu

In connection with the acquisition of the Ross Optical division we entered into an employment agreement on July 1, 2019 with Divaker (Divi) Mangadu to serve as President of Ross Optical Industries (a division of Precision Optics Corporation). The agreement covers a period of five years unless terminated sooner under certain conditions by the parties and may be renewed beyond the initial and subsequent terms for additional one-year periods. Mr. Mangadu was also granted a stock option to purchase up to 100,000 shares of our common stock at an exercise price of $1.30 per share, the closing price of our common stock on September 5, 2019. Provided Mr. Mangadu remains eligible under the plan on these dates, the options vest on September 5, 2020, 2021 and 2023 in amounts of 33,000, 33,000 and 34,000 options, respectively. If Mr. Mangadu is terminated without cause by the Company during the initial five year term of the agreement, he shall receive a lump-sum $75,000 cash severance payment and all unexercised stock options shall vest immediately and be exercisable for the remainder of their term. If Mr. Mangadu is terminated without cause subsequent to the initial five-year term, he shall receive a lump-sum cash severance payment equal to one-half his then current annual salary. The agreement also provides that for a period of five years after July 1, 2019 Mr. Mangadu agrees not to compete with the Company, solicit employees, vendors or customers for purposes that do not directly benefit the Company or to interfere in any way with the Company’s relationship with any vendors or customers.

Apart from the agreements described above, we have no other employment contracts in place with any Named Executive Officer or any compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of our Company or a change in the Named Executive Officers’ responsibilities following a change-in-control.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of unvested stock awards by grant date outstanding on June 30, 2021, the last day of our fiscal year, to each of the named executive officers included in the Summary Compensation Table.

Name	Number of securities underlying unexercised options Exercisable		Number of securities underlying unexercised options Unexercisable		Option exercise price ($)	Option expiration date
Dr. Joseph N. Forkey	150,000		0		1.20	03/02/2022
	350,000		0		0.73	08/02/2028
	75,000	(1)	75,000	(1)	1.68	06/04/2031
Daniel S. Habhegger	33,334		66,666	(2)	1.42	09/09/2029
	40,000	(1)	40,000	(1)	1.68	06/04/2031
Divaker Mangadu	34,000		66,000	(3)	1.30	09/05/2029
	12,500	(1)	12,500	(1)	1.68	06/04/2031

_______________________

(1)	The options were granted on June 4, 2021 with vesting of one-half of the options on the grant date and one-half on June 4, 2022, subject to the holders’ eligibility under the Equity Incentive Plan on that date.

(2)	The options were granted on September 9, 2019 with vesting of one-third of the options on each of the dates September 9, 2020, 2021, and 2022, respectively, subject to the holders’ eligibility under the Option Plan on each of those dates.

(3)	The options were granted on September 5, 2019 with vesting of one-third of the options on each of the dates September 5, 2020, 2021, and 2022, respectively, subject to the holders’ eligibility under the Option Plan on each of those dates.

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Narrative to Outstanding Equity Awards at Fiscal Year-End Table

Profit Sharing and 401(k) Plan

We have a defined contribution 401(k) profit sharing plan. Employer profit sharing and matching contributions to the plan are discretionary. No employer profit sharing contributions were made to the plan in fiscal years 2021 and 2020. No employer matching contributions were made to the plan in fiscal years 2021 and 2020.

Potential Payments Upon Termination or Change of Control

Agreement with Mr. Habhegger

Effective December 1, 2019, we entered into an employment agreement with Mr. Habhegger to serve as our Chief Financial Officer and Secretary pursuant to which we agreed to pay Mr. Habhegger a base salary of $170,000 per year. In the event that Mr. Habhegger is terminated within six months of a change of control he will receive six months’ notice or pay in lieu of notice at his then current salary rate.

Agreement with Mr. Mangadu

In connection with the acquisition of the Ross Optical division we entered into an employment agreement on July 1, 2019 with Divaker (Divi) Mangadu to serve as President of Ross Optical Industries (a division of Precision Optics Corporation). If Mr. Mangadu is terminated without cause subsequent to the initial five-year term, he shall receive a lump-sum cash severance payment equal to one-half his then current annual salary.

Apart from the agreements described above, we have no other employment contracts in place with any Named Executive Officer or any compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of our Company or a change in the Named Executive Officers’ responsibilities following a change-in-control.

Proposal No. 2 – Advisory Vote to Approve Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934. As required pursuant to Section 14A of the Exchange Act, Proposal No. 2 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the year ended June 30, 2021. The Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers for the year ended June 30, 2021.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our shareholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers.

As discussed under the heading “Executive Compensation—Compensation Overview” in this Proxy Statement, our compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our shareholders. The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

•	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;

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•	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

•	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased shareholder value.

Required Vote

Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Your Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation.”

Proposal No. 3 – Advisory Vote to Approve Frequency of Future Say-on-Pay Votes

This proposal gives our shareholders the opportunity to cast an advisory, non-binding vote, in accordance with Section 14A of the Exchange Act, on how often we should include advisory say-on-pay votes (that is, votes similar to Proposal 2 in this Proxy Statement) in our proxy materials for our future annual shareholders’ meetings or any special shareholders’ meeting for which we must include Named Executive Officer compensation information in the proxy materials. Shareholders may vote their preference to have future advisory say-on-pay votes once every year, once every two years, or once every three years. If you have no preference, you may choose to abstain from voting on this proposal.

The Board believes that holding an annual advisory say-on-pay vote is the most appropriate option for our company because it will allow our shareholders to provide us with their input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement on a timely basis. The Board therefore recommends shareholders vote “1 Year” for this Proposal No. 3.

Required Vote

In voting on this Proposal No. 3, shareholders may cast their advisory vote to conduct future advisory say-on-pay votes every “1 Year,” “2 Years,” “3 Years,” or “Abstain.” As an advisory vote, this Proposal No. 3 is not binding on the Company or the Board. However, the Board values the opinions expressed by our shareholders and will take into account the outcome of this vote when considering the frequency of future advisory say-on-pay votes.

Your Board of Directors recommends that shareholders vote to hold future advisory say-on-pay votes every 1 Year.

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SHARE OWNERSHIP

Equity Compensation Plan Information

The following table provides information as of June 30, 2021 with respect to compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	69,698	$0.69	--
Equity compensation plans not approved by security holders	2,508,502	$1.14	731,498
Total	2,578,200	$1.13	731,498

2006 Equity Incentive Plan

On November 28, 2006, our stockholders approved the Precision Optics Corporation, Inc. 2006 Equity Incentive Plan, referred to as the 2006 Plan, which succeeded the Precision Optics Corporation, Inc. Amended and Restated 1997 Equity Incentive Plan, referred to as the 1997 Plan. No further awards have been or will be granted under the 1997 Plan. The 2006 Plan allowed for the granting of stock options to selected employees, directors and other persons who provide services to us or our affiliates. No further awards will be granted under the 2006 Plan.

2011 Equity Incentive Plan

The Precision Optics Corporation, Inc. 2011 Equity Incentive Plan, referred to as the 2011 Plan, was adopted by our Board of Directors on October 13, 2011. The 2011 Plan allows for the granting of stock options to selected employees, directors and other persons who provide services to us or our affiliates.

On April 16, 2015, the Board of Directors approved an amendment to the 2011 Equity Incentive Plan which increased the maximum number of shares of our common stock that may be awarded under the Plan from 325,000 to 1,825,000, an increase of 1,500,000 shares. In connection therewith, on April 20, 2015, we filed a registration statement on Form S-8 to register the 1,500,000 shares of common stock.

On May 1, 2019, the Board of Directors approved an amendment to the 2011 Equity Incentive Plan to update the Plan for the latest changes to the tax laws and increase the maximum number of shares of our common stock that may be awarded under the Plan from 1,825,000 to 2,825,000, an increase of 1,000,000 shares. In connection therewith, on September 6, 2019, we filed a registration statement on Form S-8 to register the 1,000,000 shares of common stock.

2021 Equity Incentive Plan

The Precision Optics Corporation, Inc. 2021 Equity Incentive Plan, referred to as the 2021 Plan, was adopted by our Board of Directors on May 10, 2021. The 2021 Plan allows for the granting of stock options to selected employees, directors and other persons who provide services to us or our affiliates for up to a total of 1,000,000 shares of the Company’s common stock. In connection therewith, we filed a registration statement on Form S-8 to register the 1,000,000 shares of common stock.

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Security Ownership of Certain Beneficial Owners

The following tables set forth information regarding our common stock owned as of the close of business on February 11, 2022 by the following persons: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our directors who beneficially owns our common stock, (iii) each of our Named Executive Officers who beneficially own our common stock and (iv) all executive officers and directors, as a group, who beneficially own our common stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person or group that are currently exercisable or exercisable within 60 days after February 11, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or group.

Shareholders Known by Us to Own 5% or More of Our Common Stock

	Amount of beneficial ownership (1)			Percent of
Name and Address of Beneficial Owner	Shares Owned	Shares – Rights to Acquire	Total Number	Shares Beneficially Owned (2)
Dolphin Offshore Partners LP (3) 4828 First Coast Highway, Suite 5 Fernandina, FL 32034	2,070,625	0	2,070,625	12.4%

Stuart L. Sternberg (4) 85 Bellevue Ave Rye, NY 10580	884,467	0	884,467	5.3%

Sandra F., Norman H. and Brian L. Pessin (5) 400 E.51st Street PH 31 New York, NY 10022	2,572,723	0	2,572,723	15.4%

Hershey Strategic Capital, LP (6) 888 7th Ave., 17th Floor New York, New York 10019	986,480	0	986,480	5.9%

MHW Partners, L.P. (7) 150 East 52nd Street, 30th Fl. New York, New York 10022	674,013	180,000	854,013	5.0%

Anania & Associates Investment Company, LLC (8) 2 Portland Fish Pier, Suite 214 Portland, Maine 04101	1,680,145	20,000	1,700,145	10.1%

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(1)	Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within 60 sixty days, sole voting and investment power. For the purposes of this table, we have not assumed the limitations on exercise set forth in certain options, which limit the number of shares of common stock that the holder, together with all other shares of common stock beneficially owned by such person, does not exceed 4.999% of the total outstanding shares of common stock.

(2)	As of February 11, 2022, there were 16,764,985 issued shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock plus, for each person or group, any securities that such person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3)

We relied, in part, on the Schedule 13D/A filed jointly by Dolphin Offshore Partners, L.P., Dolphin Mgmt. Services, Inc. and Peter E. Salas on December 27, 2017 for this information.

Dolphin Offshore Partners, L.P., a Delaware limited partnership, is an investment manager. Dolphin Mgmt. Services, Inc., a Delaware corporation, is the managing general partner of Dolphin Offshore Partners, L.P. Peter E. Salas is the President, sole shareholder and controlling person of Dolphin Mgmt. Services, Inc. Peter Salas is a U.S. citizen.

Dolphin Offshore Partners, L.P., Dolphin Mgmt. Services, Inc. and Peter E. Salas each may be deemed to beneficially own an aggregate of 2,070,625 shares of common stock. Dolphin Offshore Partners, L.P., Dolphin Mgmt. Services, Inc. and Peter E. Salas each may be deemed to have shared power to vote or direct the vote, and dispose or direct the disposition, of all such shares of common stock.

(4)	We relied, in part, on the Schedule 13G/A filed by Stuart Sternberg on February 26, 2021, for this information.

(5)	We relied, in part, on a Schedule 13D/A filed jointly with the SEC on October 6, 2021 by Sandra F. Pessin, Brian L. Pessin and Norman H. Pessin. Mr. Norman H. Pessin and Mrs. Sandra F. Pessin are married and considered to beneficially hold each other’s shares. Ms. Pessin owns 1,432,084 shares, Mr. Norman Pessin owns 35,000 shares and Mr. Brian Pessin owns 1,105,639 shares for a combined beneficial ownership of 2,572,723 shares. Norman and Sandra Pessin are the parents of Brian Pessin.

(6)

We relied, in part, on the Schedule 13D/A jointly filed by Hershey Strategic Capital, LP, Hershey Management I, LLC and Hershey Strategic Capital GP, LLC on October 10, 2017 for this information.

Hershey Management I, LLC, a Delaware limited liability company, is the investment advisor of Hershey Strategic Capital, LP, a Delaware limited partnership. Hershey Strategic Capital GP, LLC, a Delaware limited liability company, is the general partner of Hershey Strategic Capital, LP. Adam Hershey is the sole managing member of both Hershey Management I, LLC and Hershey Strategic Capital GP, LLC. As the investment advisor, Hershey Management I, LLC has the voting and dispositive power with respect to all of the shares of common stock owned by Hershey Strategic Capital, LP. On July 9, 2014, Richard E. Forkey resigned as a director and Hershey Strategic Capital, LP designated Peter H. Woodward and Dr. Kenneth S. Schwartz to our Board of Directors and such designees were so appointed.

Pursuant to the securities purchase agreement among us and several investors dated July 1, 2014, Hershey Strategic Capital, LP is entitled to designate two members of our Board of Directors, one of whom will be Chairman. If either of the directors designated by Hershey Strategic Capital, LP resigns from the Board of Directors before the third anniversary of the closing date of the transaction reflected in the purchase agreement, Hershey Strategic Capital, LP has the right to appoint an additional member of our Board of Directors, provided that funds and accounts managed Hershey Strategic Capital, LP at such time own more than one-half the number of shares purchased by Hershey Strategic Capital, LP in the transaction.

Hershey Strategic Capital, LP beneficially owns 986,480 shares of common stock. Hershey Strategic Capital, LP is managed by Adam Hershey, and in such capacity, Mr. Hershey holds the power to vote and direct the disposition of all shares of common stock owned by Hershey Strategic Capital, LP. Hershey Management I disclaims beneficial ownership in the shares.

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(7)

We relied, in part, on a Form 4 filed with the SEC on November 18, 2020 by Peter H. Woodward, on a Schedule 13D/A jointly filed with the SEC on November 3, 2015 by MHW Partners, L.P., MHW Capital, LLC, MHW Capital Management, LLC for this information.

MHW Partners, L.P. is a Delaware limited partnership. MHW Capital, LLC is a Delaware limited liability company. MHW Capital Management, LLC is a Delaware limited liability company. MHW Capital, LLC is the general partner of MHW Partners, L.P. Mr. Woodward is the principal of MHW Capital Management, LLC and MHW Capital, LLC and in such capacity, Mr. Woodward holds the power to vote and direct the disposition of all shares of common stock owned by MHW Partners, L.P. MHW Partners, L.P., MHW Capital, LLC, MHW Capital Management, LLC and Mr. Woodward share the power to vote and direct the disposition of all shares of common stock owned by MHW Partners, L.P. Mr. Woodward is a citizen of the United States and our current Chairman of our Board of Directors.

MHW Partners, L.P. beneficially owns 674,013 shares of common stock, and 180,000 shares that may be acquired upon the exercise of outstanding stock options held by Mr. Woodward. 90,000 options vested in three installments: one-third vested immediately on the date of grant; one-third vested on May 18, 2016; the remaining one-third vested on May 18, 2017. The options have an exercise price of $0.73 and expire on May 18, 2025. 30,000 options became immediately exercisable upon their grant on December 6, 2019, have an exercise price of $1.50 per share, and expire on December 6, 2029. 30,000 options became immediately exercisable upon their grant on November 16, 2020, have an exercise price of $1.40 per share, and expire on November 16, 2030. The remaining 30,000 options became immediately exercisable upon their grant on November 17, 2021, have an exercise price of $2.26 per share, and expire on November 17, 2031. However, the aggregate number of shares of common stock into which such warrants and options are exercisable, and which MHW Partners, L.P. has the right to acquire beneficial ownership, is limited to the number of shares of common stock that, together with all other shares of common stock beneficially owned by MHW Partners, L.P., does not exceed 4.999% of the total outstanding shares of common stock. Accordingly, such warrants and options are not currently exercisable into common stock until the actual shares of common stock held by MHW Partners, L.P. is less than 4.999% of the total outstanding shares of common stock. MHW Partners, L.P. may waive this 4.999% restriction with 61 days’ notice to us.

(8)	We relied, in part, on a Form 4 filed by Peter Anania on January 6, 2022 for this information. Anania & Associates Investment Company, LLC is a Maine limited liability company. Mr. Anania is the President of Anania & Associates Investment Company, LLC and holds the power to vote and direct the disposition of all shares of common stock. Mr. Anania was appointed to our board of directors on October 6, 20221. Mr. Anania is a citizen of the United States.

Officers and Directors

		Amount of beneficial ownership (2)			Percent of
Name and address of beneficial owner (1)	Nature of beneficial ownership	Shares Owned	Shares – Rights to Acquire	Total Number	Shares Beneficially Owned (3)
Dr. Joseph N. Forkey (4)	Chief Executive Officer, President, Treasurer and Director	333,620	650,000	983,620	5.7%

Peter H. Woodward (5)	Chairman of the Board of Directors	674,013	180,000	854,013	5.0%

Dr. Richard B. Miles (6)	Director	15,112	134,000	149,112	*

Andrew J. Miclot (7)	Director	0	120,000	120,000	*

Peter V. Anania (8)	Director	1,680,145	20,000	1,700,145	10.1%

Daniel S. Habhegger (9)	Chief Financial Officer, Secretary	9,095	180,000	189,095	*

Divaker Mangadu (10)	President, Ross Optical Division	0	125,000	125,000	*

All directors and executive officers as a group		2,711,985	1,409,000	4,120,985	22.7%

* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.

_______________________

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(1)	Unless otherwise stated, the address of each beneficial owners listed on the table is c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440.

(2)	Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within 60 sixty days, sole voting and investment power.

(3)	As of February 11, 2022, we had 16,764,985 shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock plus, for each person or group, any securities that such person or group has the right to acquire within 60 days of February 11, 2022 pursuant to options, warrants, conversion privileges or other rights.

(4)	Dr. Forkey is a member of our Board of Directors and serves as our Chief Executive Officer, President and Treasurer. Dr. Forkey’s beneficial ownership consists of (a) 333,620 shares of common stock held in joint ownership with his wife, Heather Forkey, with whom he shares voting and dispositive control, and (b) 650,000 shares of common stock that may be acquired upon the exercise of outstanding stock options.

(5)	Mr. Peter Woodward is the Chairman of our Board of Directors. Mr. Woodward is the managing member and general partner of MHW Partners and in such capacity, Mr. Woodward holds the power to vote and direct the disposition of all shares of common stock owned by MHW Partners. On September 28, 2012, MHW Partners purchased 222,223 shares of our common stock, and warrants to purchase up to 168,386 shares of our common stock at an exercise price of $1.11 per share, subject to adjustment and a call provision if certain market price targets are reached, and an expiration date of September 28, 2017. On July 2, 2014, MHW Partners purchased 125,000 shares of common stock. On October 19, 2015, MHW Partners purchased 100,000 shares of common stock. On November 22, 2016 MHW Partners purchased 156,667 shares of common stock, and warrants to purchase 78,333 shares of common stock at an exercise at a variable exercise price subject to the Companies achievement of certain performance criteria. Mr. Woodward exercised the 78,333 November 22, 2016 warrants on October 16, 2017 at $0.01 per share. Mr. Woodward’s beneficial ownership consists of (a) 674,013 shares of common stock held through MHW Partners, L.P., and (b) 180,000 shares of common stock which may be acquired upon the exercise of outstanding stock options.

(6)	Dr. Miles is a member of our Board of Directors. Dr. Miles’ beneficial ownership consists of (a) 15,112 shares of common stock, and (b) 134,000 shares of common stock that may be acquired upon the exercise of outstanding stock options.

(7)	Mr. Andrew Miclot is a member of our Board of Directors. Mr. Miclot’s beneficial ownership consists of 120,000 shares that may be acquired upon the exercise of outstanding stock options.

(8)	Mr. Anania was appointed to our board of directors on October 6, 20221. Mr. Anania’s beneficial ownership consists of 1,680,145 shares owned by Anania & Associates Investment Company, LLC, and 20,000 shares of common stock that may be acquired upon the exercise of outstanding stock options. Mr. Anania is the President of Anania & Associates Investment Company, LLC and holds the power to vote and direct the disposition of all shares of common stock.

(9)	Mr. Habhegger is our Chief Financial Officer and Secretary effective December 1, 2019. Mr. Habhegger’s beneficial ownership consists of (a) 9,095 shares of common stock, and (b) 180,000 shares of common stock that may be acquired upon the exercise of outstanding stock options.

(10)	Mr. Mangadu became our President, Ross Optical Division upon our acquisition of Ross Optical, Inc. effective June 1, 2019. Mr. Mangadu’s beneficial ownership consists of 125,000 shares of common stock that may be acquired upon the exercise of outstanding stock options.

As of June 30, 2021, there are no arrangements among our beneficial owners, known to management, which may result in a change in control of our Company.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of copies of such reports, we believe that, during the fiscal year ended June 30, 2021, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year, except for four Form 4s, each filed late by one day for one transaction each, by our executive officers, Joseph Forkey, Chief Executive Officer, Daniel Habhegger, Chief Financial Officer, Divaker Mangadu, President Ross Optical, and Jeff DiRubio, VP of Sales and Marketing. We are also aware that Dolphin Offshore Partners LP which owns approximately 20% of our common stock based on available public records as of September 21, 2021, has not filed a Form 3 to date. Dolphin Offshore Partners LP is not affiliated with our Company.

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AUDIT MATTERS

Audit Committee and Audit Committee Financial Expert

As of February 2012, the Board of Directors no longer has a separately designated audit committee. The functions of the audit committee are conducted by the entire Board, whose members are named above. We do not currently have an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

We believe that each member of our Board is financially literate and possesses sufficient experience, both professionally and by virtue of his service on our Board, to be fully capable of discharging his duties as a member of our Board performing audit committee functions.

Report of the Board acting as Audit Committee

In fiscal year 2021, we did not have a separate audit committee. The functions of the audit committee were performed by our Board of Directors, comprised of Dr. Joseph Forkey, Dr. Richard Miles, Andrew Miclot and Peter Woodward.

The Board of Directors oversees our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Stowe & Degon LLC, our independent registered accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board.

In overseeing the preparation of our financial statements, the Board has had access to our management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Board that all financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Board has met with our independent auditors with regard to our audited financial statements for the year ended June 30, 2021. For the year ended June 30, 2021, the Board received the independent auditor’s letter and written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Board of Directors approved the inclusion of the audited financial statements in Precision Optic’s Annual Report on Form 10-K for the year ended June 30, 2021, for filing with the SEC. The Board appointed Stowe & Degon LLC to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2022.

Board of Directors

Peter H. Woodward	Richard B. Miles	Joseph N. Forkey	Andrew J. Miclot

(Chairman)

Proposal No. 4 – Ratification of the Appointment of Stowe & Degon LLC

The Board has appointed Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2022. A representative of Stowe & Degon LLC is expected to be present at the 2022 Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although shareholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Stowe & Degon LLC to our shareholders for ratification to permit shareholders to participate in this important corporate decision.

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Required Vote

Ratification of the appointment of Stowe & Degon LLC requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote. Because this proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this Proposal, your broker may cast a vote on your behalf for this proposal. In the event ratification is not obtained, the Board will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote FOR the ratification of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2022

Principal Accountant Fees and Services

Stowe & Degon LLC has audited our financial statements since 2008. The aggregate fees billed to us for professional accounting services, including the audit of our annual consolidated financial statements by our independent registered public accounting firm for the years ended June 30, 2021 and 2020, are set forth in the table below.

	Year Ended June 30,
	2021	2020
Audit fees	$94,125	$92,337
Audit Related Fees	--	1,850
Tax fees	9,850	9,850
Other fees	--	--
Total fees	$103,975	$104,037

For purposes of the preceding table, the professional fees are classified as follows:

Audit Fees. Audit fees for fiscal year 2021 are comprised of fees for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements of $94,125, including direct out-of-pocket expenses in the amount of $75. Audit fees for fiscal year 2020 are comprised of fees for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements of $92,337, including direct out-of-pocket expenses in the amount of $3,337.

Audit-related Fees. Audit-related fees are comprised of fees for assurance and related attestation services that are reasonably related to the performance of the audit of our annual financial statements, or the review thereof, and fees for due diligence services.

Tax Fees: Tax fees for fiscal 2021 and 2020 are comprised of fees for professional services performed with respect to corporate tax compliance, tax return preparation and filing, tax planning and tax advice.

Audit Committee Pre-Approval Policies and Procedures

Under the direction of our Chief Executive Officer, our Board of Directors pre-approves all services provided by our independent registered public accounting firm. 100% of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered. The Board of Directors has considered the nature and amount of fees billed by Stowe & Degon LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the firm’s independence.

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Proposal No. 5 – Approval of the 2022 Equity Incentive Plan

We are requesting that you vote to approve the Precision Optics Corporation, Inc. 2022 Equity Incentive Plan, or the 2022 Plan, which our Board of Directors has adopted, subject to shareholder approval. The 2022 Plan initially authorizes the issuance of up to 1,000,000 shares of our common stock pursuant to awards to be granted under the 2022 Plan.

The 2022 Plan is being submitted to shareholders for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code, and (ii) to comply with the Nasdaq Listing Rules.

The following is a brief summary of the 2022 Plan. This summary is qualified in its entirety by the full text of the 2022 Plan, which is attached as Appendix B to this proxy statement. Capitalized terms not defined herein have the meanings ascribed to such terms in the 2022 Plan document.

Material Features of the 2022 Plan

Administration. The 2022 Plan will be administered by the Compensation Committee or, in the Board’s sole discretion, by the Board. The Compensation Committee will have full authority to determine the type and terms of Awards, including:

•	which Employees, Consultants, and Directors will be granted Awards;

•	the number of shares subject to each Award;

•	the vesting, duration, cancellation, and termination provisions of each Award; and

•	all other terms and conditions upon which an Award may be granted in accordance with the Plan.

In addition, the Compensation Committee will have full authority to interpret the 2022 Plan and apply its provisions, and may take any necessary or advisable actions for the administration of the 2021 Plan. The Compensation Committee may, in its discretion, amend any term or condition of an outstanding Award, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired.

Eligible Participants. The 2022 Plan provides that Awards may be granted to Employees, Directors, and Consultants who, as determined by the Compensation Committee, are in a position to make significant contributions to our long-term success.

Available Shares. The 2022 Plan provides for the issuance of up to 1,000,000 of shares of our common stock, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning July 1, 2022, in an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on the last day of the immediately preceding year or (ii) an amount determined by the Board; subject to adjustment (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event). At all times during the term of the 2022 Plan, we intend to reserve and keep available sufficient shares to satisfy the requirements of the 2022 Plan. No more than 1,000,000 shares may be granted as Incentive Stock Options. Additionally, a director may not receive awards exceeding a total value of $1,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes) in any fiscal year. Any shares of common stock granted in connection with an Award shall be counted against this limit as one (1) share of common stock for every one (1) Option, Stock Appreciation Right or share of Common Stock awarded.

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Stock Options, Restricted Stock, and Other Stock-Based Awards. Awards under the 2022 Plan may consist of grants of:

•	Stock Options (including incentive stock options and non-qualified stock options);

•	Stock Appreciation Rights;

•	Restricted Awards (including Restricted Stock or Restricted Stock Units);

•	Performance Share Awards; and

•	Other Equity Awards.

Incentive Stock Options may be granted only to Employees. The exercise price of a Stock Option may not be less than 100% of the Fair Market Value of our common stock on the date of grant and may not have a term longer than ten years. However, if an Incentive Stock Option is granted to an individual who owns more than 10% of the combined voting power of all our classes of stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the Incentive Stock Option may not be longer than five years.

Vesting: Under the 2022 Plan, all Awards generally vest over a three-year period, unless the Committee provides otherwise.

Change in Stock. In the event of changes in the outstanding common stock or in the capital structure of the Company due to any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as reorganization, Awards granted under the 2022 Plan will be equitably adjusted or substituted, as to the number, price or kind of a share of Award to the extent necessary to preserve the economic intent of such Award.

Change in Control. In the event of a termination of service during the 12-month period following a Change in Control, Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100 percent of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100 percent of the shares of Restricted Stock or Restricted Stock Units. In addition, immediately upon a Change in Control, all outstanding Performance Compensation Awards will immediately lapse, and the Compensation Committee will determine the Awards to be paid to the Participant according to the extent to which Performance Goals have been met.

Termination and Amendment. The 2022 Plan will terminate automatically on the 10th anniversary of shareholder approval, unless terminated earlier by the Board of Directors or extended by the Board of Directors with the approval of the stockholders. The Board of Directors may amend or terminate the 2022 Plan at any time and from time to time. An amendment of the 2022 Plan shall be subject to the approval of our stockholders only to the extent required by applicable law, regulations or rules, or as otherwise determined at the time by the Board. However, no amendment or termination may materially impair any rights or obligations under any outstanding Award without the Participant’s consent.

Required Vote

The affirmative vote of the holders of a majority of the shares cast for this proposal is needed to approve the 2022 Equity Incentive Plan.

Your Board of Directors recommends a vote FOR the Precision Optics Corporation, Inc. 2022 Equity Incentive Plan.

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Proposal No. 6 – Reverse Stock Split

We are seeking shareholder approval to grant the Board discretionary authority to amend the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock, par value $0.01 per share, such split to combine a number of outstanding shares of our common stock in a range of not less than one and a half (1.5) shares and not more than three (3) shares, into one (1) share of common stock at any time prior to December 31, 2022, or the Reverse Split Proposal.

The amendment will not change the number of authorized shares of common stock or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of common stock uniformly.

The Board unanimously approved, and recommended seeking shareholder approval of this Reverse Split Proposal, on February 10, 2022.

Even if the shareholders approve the Reverse Split Proposal, we reserve the right not to effect any reverse stock split if the Board does not deem it to be in the best interests of our shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our shareholders. If this Reverse Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect a reverse stock split.

The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our shareholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results. See “Certain Risks Associated with a Reverse Stock Split”. However, our Board believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the reverse stock split, should the Board of Directors choose to effect one, would be to increase the per share price of our common stock. The Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to:

•	Meet certain initial listing requirements of the Nasdaq Stock Market;

•	Appeal to a broader range of investors to generate greater investor interest in the Company; and

•	Improve the perception of our common stock as an investment security. and

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Listing on Nasdaq Stock Market - Our common stock is currently quoted on the OTCQB, the OTC mid-market tier for entrepreneurial and development stage U.S. and international companies that are reporting with the SEC under the ticker symbol “PEYE.” We believe that a listing on the Nasdaq stock market would better support and maintain the liquidity of our common stock and Company recognition for our shareholders. The Board’s primary objective for the Reverse Stock Split Proposal is to increase the per-share market price of our common stock in order to qualify for listing on the Nasdaq Capital Market. Effecting the reverse stock split would reduce our total shares of common stock issued and outstanding, which the Board believes will increase the price per share of our common stock and therefore, better enable us to qualify for the Nasdaq Capital Market. While there are other requirements for listing on the Nasdaq Capital Market, a closing price of $3.00 must be achieved before we may be able to qualify. However, the effect of the reverse stock split on the market value of our common stock cannot be predicted with any certainty, and there can be no assurance that the market price per post-split share will either exceed or remain in excess of the $3.00 closing price for a sustained period of time. The reverse stock split itself does not affect our market value, and the market price of our common stock may also be based on other factors that are unrelated to the number of shares outstanding, including our future performance.

Improve the Perception of Our Common Stock as an Investment Security - We believe that our stock price is undervalued and does not truly reflect the value of our Company due to the lack of visibility of OTC-quoted companies. Our Board unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security including in connection with potential acquisition transactions. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company - An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our common stock, would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The reverse stock split will reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing shareholders.

Principal Effects of a Reverse Stock Split

If our shareholders approve this Reverse Split Proposal and the Board of Directors elects to effect a reverse stock split, our issued and outstanding shares of common stock would decrease at a rate of approximately one share of common stock for every one and a half (1.5) shares to three (3) shares of common stock currently outstanding depending on the amount of the reverse stock split. The reverse stock split would be effected simultaneously for all of our common stock, and the exchange ratio would be the same for all shares of common stock. The reverse stock split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interests in the Company, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. The reverse stock split would not affect the relative voting or other rights that accompany the shares of our common stock, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. Common stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. We have no current plans to take the Company private. Accordingly, the reverse stock split is not related to a strategy to do so.

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In addition to the change in the number of shares of common stock outstanding, a reverse stock split would have the following effects:

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the reverse stock split as part of its plan to maintain the required minimum per share price of the common stock under the Nasdaq listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, a reverse stock split will increase the number of authorized but unissued shares. The Company may also use authorized shares in connection with the financing of future mergers or acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of February 11, 2022:

	Current	After Reverse Split if 1:1.5 Ratio is Selected	After Reverse Split if 1:3 Ratio is Selected
Authorized Common Stock	50,000,000	50,000,000	50,000,000
Common Stock issued and outstanding	16,764,985	11,176,656	5,588,328
Common Stock authorized but unissued	33,235,015	38,823,344	44,411,672

Although a reverse stock split would not have any dilutive effect on our shareholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require shareholder approval, and our Board generally seeks approval of our shareholders in connection with a proposed issuance only if required at that time.

Required Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock - A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan - In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available with respect to shares available for grant granted under our equity incentive plans so as to avoid the effect of increasing the value of options and shares previously granted.

In addition, a reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of common stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, mergers or acquisitions, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its shareholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities. However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of common Stock may enable the Company to better meet its future business needs.

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We believe that the current amount of authorized common stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Massachusetts corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our shareholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board will then implement the reverse stock split.

We would then file articles of amendment to our Articles of Incorporation with the Secretary of the Commonwealth of Massachusetts at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to effect the reverse split. The articles of amendment would add a new provision providing that holders of our common stock immediately prior to the filing of the amendment will receive one share of common stock for each number of shares selected by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix C and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of common stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of common stock calculated in accordance with the reverse stock split ratio of not less than one-for-one and a half (1:1.5) or not more than one-for-three (1:3), as selected by our Board and set forth in the certificate of amendment.

For example, if a shareholder presently holds 100 shares of our common stock, he or she would hold 66 shares of common stock following a one-for-one and a half reverse stock split, or 33 shares of Common Stock following a one-for-three reverse stock split, in each case with an additional amount of cash in lieu of fractional shares as described below under “-Fractional Shares.” Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.

Effect on Beneficial Holders (i.e., Shareholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat common stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Shareholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or fractional shares, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares (including fractional shares) of common stock held following the reverse stock split.

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Effect on Certificated Shares

Upon the reverse stock split our transfer agent will act as our exchange agent and assist holders of common stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, shareholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificates representing common stock, or the Old Certificates to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split common stock, as applicable, or the New Certificates. No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange Old Certificates. The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Shareholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered shareholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Shareholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares will receive cash in lieu of the fraction.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of our common stock would remain unchanged at $0.01 per share, if a reverse stock split is effected.

The Company’s shareholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of shareholders’ equity.

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Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.

Potential Anti-Takeover Effect

Even though a potential reverse stock split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our shareholders.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the Company and to shareholders that hold shares of common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Code, the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non−U.S. persons for U.S. federal income tax purposes, certain former citizens or long−term residents of the United States, insurance companies, tax−exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass−through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark−to−market their securities, persons subject to the alternative minimum tax, persons who hold their shares of common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of common stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service, or IRS, regarding the federal income tax consequences of the reverse stock split. The state and local tax consequences of the reverse split may vary as to each shareholder, depending on the jurisdiction in which such shareholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the reverse stock split. In addition, we do not expect the reverse stock split to affect our ability to utilize our net operating loss carryforwards.

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Tax Consequences to Shareholders. Shareholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split, except to the extent of any cash received in lieu of a fractional share of common stock (which fractional share will be treated as received and then exchanged for cash). Each shareholder’s aggregate tax basis in the common stock received in the reverse stock split, including any fractional share treated as received and then exchanged for cash, should equal the shareholder’s aggregate tax basis in the common stock exchanged in the reverse stock split. In addition, each shareholder’s holding period for the common stock it receives in the reverse stock split should include the shareholder’s holding period for the common stock exchanged in the reverse stock split.

In general, a shareholder who receives cash in lieu of a fractional share of common stock pursuant to the reverse stock split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the reverse stock split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the shareholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain shareholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. Shareholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our shareholders at any time before the effectiveness of the filing with the Secretary of the Commonwealth of Massachusetts of the certificate of amendment to our Articles of Incorporation, even if the authority to effect a reverse stock split has been approved by our shareholders at the Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the shareholders.

Required Vote

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date for the Annual Meeting is required for approval of the amendments of the Company’s Articles of Incorporation, as amended, to effect the reverse stock split.

Proposal 6 is considered a “routine” matter. With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or the SRO rules, including Nasdaq, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

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Because Proposal 6, to approve the Reverse Split Proposal is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.

Your Board of Directors recommends a vote FOR authorizing the Board to effect a reverse stock split of the issued and outstanding shares of our common stock, par value $0.01 per share, such split to combine a number of outstanding shares of our common stock in a range of not less than one and a half (1.5) shares and not more than three (3) shares, into one (1) share of common stock at any time prior to December 31, 2022.

Forward-Looking Statements Disclaimer

Forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to the risks described in our Annual Report on Form 10-K available at www.sec.gov. The words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. All statements by us regarding our expected financial position, revenues, cash flows and other operating results, business strategy, and similar matters are forward looking statements. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

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General Information

Below you will find general information on Shareholder Proposals, “Householding” of Proxy Materials, and more specific instructions on how to vote, which can be found on your proxy voting card.

Shareholder Proposals

There are no shareholder proposals for the 2022 Annual Meeting. If you would like information on submitting a shareholder proposal to be included in the 2023 Proxy Statement and Annual Meeting, please refer to the information below.

How do I submit a Shareholder Proposal to be Included in the Proxy Statement?

You must submit your proposal to our Secretary no later than October 27, 2022 – 120 calendar days before the anniversary of this Proxy Statement publication. This is to comply with Rule 14a-8 under the 1934 Act.

What if the date of the 2023 Annual Meeting is significantly different?

If the date of the Annual Meeting is changed by more than 30 days, the proposal must be submitted to our Secretary by the close of business on the later of:

• 90 days prior to the Annual Meeting, OR

• 7 days following the first public announcement of the Annual Meeting date

Who Presents the Proposal at the Meeting?

The Shareholder proponent, or a representative who is qualified under state law, must appear in person at the 2023 Annual Meeting of Shareholders to present the proposal.

How Should I Send my Proposal?

Please send your proposal to our Secretary at:

Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

We strongly suggest that proposals are sent by Certified Mail – Return Receipt Requested.

What Must be Included in My Notice that I send to the Secretary?

1.       A brief description of the proposed business

2.       The text of the proposal

3.       Reasons for conducting the business at the meeting

4.       Name and address (as they appear on our books) of the shareholder proposing such business

5.       The beneficial owner (if any) on whose behalf the proposal is made

6.       Any material interest of the shareholder in such business

7.       Any other information required by proxy proposal submission rules of the SEC

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for us. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

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If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in June of each year, by notifying us in writing at: Secretary, Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440, or by contacting us at (978) 630-1800. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (978) 630-1800, and we will undertake to deliver such additional copies promptly. If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Other Matters

Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the 2022 Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

_______________________

Daniel S. Habhegger

Chief Financial Officer and Secretary

Gardner, Massachusetts

The Notice of Annual Meeting, Proxy Statement, form of proxy and our 2021 Annual Report on Form 10-K are available at www.edocumentview.com/PEYE. We will provide copies of our Proxy Statement and our 2021 Annual Report free of charge upon request. We will also provide copies of exhibits to our 2021 Annual Report, but may charge a reasonable fee per page to any requesting shareholder. Shareholders may make such requests in writing to Secretary, Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440. The request must include a representation by the shareholder that as of February 11, 2022, the shareholder was entitled to vote at the 2022 Annual Meeting.

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Thank you for being a shareowner of Precision Optics Corporation, Inc.

Learn more at http://poci.com/

Our 2022 Proxy Statement	Our 2021 Annual Report	Our Company Website

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Appendix A

Proxy Card

[Enclosed]

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POC Precision Optics Corporation

VOTE

C123456789

000004

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 pm, (ET), on April 7, 2022

Online
Go to **www.investorvote.com/PEYE** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PEYE

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 4-6 and 1 YEAR on Proposal 3.

1. Election of Directors:

	For	Withhold
01 - Peter H. Woodward	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To vote, on an advisory basis, the frequency of future advisory shareholder votes to approve the compensation of our Named Executive Officers	☐	☐	☐	☐

	For	Against	Abstain
5. To approve the Precision Optics Corporation, Inc. 2022 Equity Incentive Plan	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 5 3 1 2 2 8

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03KY2C

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2022 Annual Meeting Admission Ticket

2022 Annual Meeting of Precision Optics Corporation, Inc. Shareholders

April 8, 2022, 10:00 am EDT
Doubletree Hotel Leominster
99 Erdman Way, Leominster, MA 01453

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The proxy statement and annual report are available at: investorvote.com/PEYE

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PEYE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Precision Optics Corporation, Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – April, 8, 2022

Joseph N. Forkey and Daniel S. Habhegger, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc. to be held on April 8, 2022 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominee for the Board of Directors listed and FOR items 2, 4-6 and 1 YEAR on Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

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Appendix B

PRECISION OPTICS CORPORATION, INC.

2022 EQUITY INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1       General Purpose. The name of this plan is the Precision Optics Corporation, Inc. 2021 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2       Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3       Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.	Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

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"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control"

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

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(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Precision Optics Corporation, Inc. a Massachusetts corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 8.1(b) hereof.

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"Director" means a member of the Board.

"Disability" means, unless the applicable employment, service or Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean the date that the Company's shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if the exchange is closed or no sales were reported the closing price on the business day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported on Bloomberg, Nasdaq, in the Wall Street Journal or other reputable source. If the Common Stock is quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the high bid and the low asked prices for the Common Stock on the date of determination or, if the securities market on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, in the event of the exercise of an Option pursuant to a “same day sale” program, the Fair Market Value of the Common Stock sold under such program shall be the price at which the Common Stock was sold.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

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"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

"Performance Period" means the one or more periods of time [not less than one fiscal quarter in duration], as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

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"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Precision Optics Corporation, Inc. 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

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3.	Administration.

3.1       Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)       to construe and interpret the Plan and apply its provisions;

(b)       to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)       to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)       to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)       to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)       from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)       to determine the number of shares of Common Stock to be made subject to each Award;

(h)       to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)       to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)       to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)       to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)       to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)       to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

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(n)       to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)       to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2       Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3       Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4       Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5       Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.	Shares Subject to the Plan.

4.1       Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning July 1, 2022, in an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on the last day of the immediately preceding year or (ii) an amount determined by the Board (the "Total Share Reserve"). Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2       Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3       Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the "ISO Limit").

4.4       The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $1,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5       Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6       Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.	Eligibility.

5.1       Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2       Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

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5.3       Consultants. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 registration statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (a) shall be registered in another manner under the Securities Act or (b) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the Company, its parents, or its majority-owned subsidiaries; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.	Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1       Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2       Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3       Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4       Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) pursuant to a “same-day” sale program to the extent permitted by law; (iv) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (“Net Exercise’); (v) by any combination of the foregoing methods; or (vi) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5       Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6       Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7       Vesting of Options. Unless the Committee or an Award Agreement provides otherwise, each Option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Optionholder's Continuous Service. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable on the third anniversary of the Grant Date, subject to the achievement of applicable performance goals and the Optionholder's Continuous Service. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8       Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9       Termination of Section 16 Officers. In the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will expire on the earlier of (1) the fifteenth (15th) calendar day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.10       Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.11       Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.12       Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 24 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.13       Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.14       Early Exercise Generally Not Permitted. The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Award Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

7.	Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

7.1       Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2       Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3       Vesting. Unless the Committee or the Award Agreement provides otherwise, each Stock Appreciation Right shall vest and therefore become exercisable in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Participant's Continuous Service. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

7.4       Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

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7.5       Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6       Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.	Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1       Restricted Stock and Restricted Stock Units

(a)       Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b)       The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

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8.2       Restrictions.

(a)       Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)       Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)       The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3       Restricted Period.

(a)       Unless the Committee or the Award Agreement provides otherwise, each Restricted Award that vests solely based on the continued service of the Participant shall vest in three equal installments on each of the first, second and third anniversaries of the Grant Date, subject to the Participant's Continuous Service. Each Restricted Award that vests based on the achievement of performance or other criteria shall vest on the third anniversary of the Grant Date, subject to the achievement of applicable performance goals and the Participant's Continuous Service.

(b)       No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4       Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

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8.5       Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.6       Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Award Agreement. The unvested portion of any Restricted Stock Unit shall expire immediately upon the termination of a Participant’s Continuous Service.

8.7       Consideration. A Restricted Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Award to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require par value to be paid to ensure compliance with the General Corporation Law of the State of Delaware.

9.	Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1       Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. The Committee shall have discretion to reduce or waive any performance goals or other vesting provisions for such grant.

9.2       Value of Performance Shares. Each Performance Share Award will have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant.

9.3       Consideration. A Performance Share Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Performance Share Award to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require par value to be paid to ensure compliance with the General Corporation Law of the State of Delaware.

9.4       Form and Timing of Payment. Payment of earned Performance Share Awards will be made as soon as practicable after the expiration of the applicable performance period. The Committee may pay earned Performance Share Awards in the form of (a) cash, (b) shares of Common Stock (which have an aggregate Fair Market Value equal to the value of the earned Performance Share Awards at the close of the applicable performance period), or (c) a combination thereof.

9.5       Dividends. Shares of Common Stock shall be issued at the time of grant of a Performance Share Award, and such issued shares shall have the same rights to receive dividends as all other outstanding shares of Common Stock. Prior to vesting, dividends will accumulate and shall be paid to the Participant only to the extent that the vesting conditions are subsequently satisfied and the Performance Share Award vests.

9.6       Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Share Awards will be forfeited to the Company.

10.	Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

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11.	Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.	Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.	Miscellaneous.

13.1       Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2       Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3       No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4       Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5       Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; (d) withholding cash from an Award settled in cash; (e) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (f) by such other method as may be set forth in the Award Agreement.

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14.	Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.	Effect of Change in Control.

15.1       Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)       In the event of a Participant's termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant's termination of Continuous Service.

(b)       With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2       In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3       The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

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16.	Amendment of the Plan and Awards.

16.1       Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2       Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3       Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4       No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5       Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.	General Provisions.

17.1       Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2       Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4       Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

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17.5       Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6       Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7       Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8       Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9       No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10       Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11       Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12       Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13       Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

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17.14       Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.15       Expenses. The costs of administering the Plan shall be paid by the Company.

17.16       Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17       Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18       Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.	Effective Date of Plan. The Plan shall become effective as of the date that the Plan has been approved by the Board; however no Awards shall be granted until the shareholders have approved the Plan.

19.	Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the date that the Plan is approved by the shareholders of the Company. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.	Choice of Law. The law of the State of Massachusetts shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Precision Optics Corporation, Inc. on February 10, 2022.

As approved by the shareholders of Precision Optics Corporation, Inc. on [DATE].

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Appendix C

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Exact name of corporation: Precision Optics Corporation, Inc.

(2) Registered office address: 22 East Broadway, Gardner, MA 01440

(number, street, city or town, state, zip code)

(3) These articles of amendment affect article(s): IV

(specify the number(s) of article(s) being amended (I-VI))

(4) Date adopted: _______________

(month, day, year)

(5) Approved by:

(check appropriate box)

☐ the incorporators.

☐ the board of directors without shareholder approval and shareholder approval was not required.

☑ the board of directors and the shareholders in the manner required by law and the articles of organization.

(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

Article IV of the Corporation's Articles of Organization, as amended, is amended hereby by inserting the following

“On [Date] (the "Effective Time"), each [___] ([___]) issued and outstanding shares of authorized Common Stock of the Corporation, $0.01 par value per share, shall be reclassified and combined into one (1) share of Common Stock. There shall be no fractional shares issued. Each resulting fractional share shall be entitled to receive cash for the value of the fraction. The total number of authorized shares of Common Stock immediately after the Effective Time shall continue to be 50,000,000.”

To change the number of shares and the par value,* if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

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Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D,

Section 6.21, and the comments relative thereto.

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: ___________________________________________________________

Signed by: ___________________________________________________________________________________________ ,

(signature of authorized individual)

☐ Chairman of the board of directors,

☐ President,

☐ Other officer,

☐ Court-appointed fiduciary,

on this _________________________ day of_________________________________________ , _____________________ .

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $______ having been paid, said articles are deemed to have been filed with me this _______ day of _____________ , 20_____ , at _______a.m./p.m.

time

Effective date: _________________________________________________

(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION

Contact Information:

___________________________________________________________

___________________________________________________________

___________________________________________________________

Telephone: __________________________________________________

Email: ______________________________________________________

Upon filing, a copy of this fi ling will be available at www.sec.state.ma.us/cor.

If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

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